Exhibit 99.1
Business and Financial Update February 24, 2009

2 Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; potential for continued loss on cash equivalents and investments, including nuclear decommissioning and benefit plan assets; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; the effects of competition; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance and stability of insurance providers; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; and changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K and 2008 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800- SEC-0330.

3 Participants Gerry Anderson, President and COO Dave Meador, Executive Vice President and CFO Peter Oleksiak, VP and Controller Nick Khouri, VP and Treasurer Lisa Muschong, Director of Investor Relations

4 Overview 2008 Results / 2009 Guidance Future Growth Opportunities

5 2008 Overview Achieved 2008 operating EPS growth of 3% year over year despite the emergence of a challenging economic environment* Maintained strong cash flow and balance sheet metrics Energy legislation enacted that improves the regulatory structure and the climate for investment in Michigan Also provides new tools that enable DTE to address the current economic climate Put in place two significant new utility growth platforms with dedicated funding streams - renewables and energy efficiency Achieved solid earnings in our non-utility businesses and added several new investments that enable future growth Strong focus on continuous improvement enabled us to quickly respond to economic weakness Expect further cost reductions in 2009 * Reconciliation to GAAP reported earnings included in the appendix

Legislation Strengthened Michigan's Regulatory Framework Cap Electric Choice at 10% Deskewing of customer rates reduces Choice incentives File and use rate-making Self-implement rates after 6 months 12 month deadline for rate cases Forward test year Renewable Portfolio Standard & Energy Efficiency Separate funding provisions Cost to rate payers is transparent Cost caps and off-ramps Certificate of need process Funds interest during construction 6 Reduces utility risk profile 12 month rate case deadline and 6 month file and implement reduces regulatory lag, not only for rate base increases but also load and expense risk RPS structure provides for pre- funding, avoids regulatory lag, caps obligation to customers and provides off-ramps to utilities if targets aren't achievable

7 Constructive Regulatory Environment Strengthen relationships with customers and regulators Continuous improvement Focus on strong customer satisfaction Timely recovery of capital Regular rate filings Detroit Edison filed Jan. 26, 2009 MichCon to file mid-2009 Self-implement rate increases Pursue additional regulatory tools Uncollectible tracker at Detroit Edison Revenue decoupling Successfully implement renewables and energy optimization programs Regulatory Priorities 11% allowed ROE at both utilities File and use rate-making Tracking mechanisms Storm restoration Electric Choice Uncollectible tracker at MichCon Renewables and Energy Optimization surcharges/cost caps Power Supply Cost Recovery (PSCR) mechanism Gas Cost Recovery (GCR) mechanism We Have a Strong Regulatory Structure in Place

Using Continuous Improvement to Lower Costs and Improve Efficiencies Utility Operational O&M* The focus on cost reductions and efficiency improvements continued in 2008 Since 2005, costs savings have more than offset inflation and new incremental costs Strong employee engagement supports our ability to realize sustainable cost savings Driving an additional $100 million of cost savings in response to the economic downturn $ millions 8 * Operational O&M excludes uncollectible expense

9 2009 Overview 2009 guidance based on realistic assumptions around the economy and electric demand Built flexibility into plan to address economic uncertainties Addressing the weak economic climate in several ways: Significant, sustainable company-wide cost reductions Mid-year Detroit Edison revenue increase to offset load reductions (file and implement rate provision) Deliver solid non-utility performance 2009 financial goals: Preserve solid earnings level that comfortably supports dividend Strong cash flow and balance sheet metrics To support our balance sheet goals, we have delayed planned capital expenditures Longer-term, we expect 5-6% operating EPS growth, supported by our investments in environmental upgrades, renewables, energy efficiency and our non-utility businesses

10 Execute realistic, flexible operating plan Deliver stable earnings Maintain strong balance sheet Preserve/strengthen financial metrics to support future growth Continue to deliver cost savings to mitigate economic conditions and minimize rate increases Maintain or improve safety and reliability metrics Intensify focus on customer service Revenue increase from Detroit Edison rate case Successful filing of MichCon rate case Successfully implement RPS and EO programs Shape key federal energy legislation (RPS, climate) CONTINUOUS IMPROVEMENT Sharply step up the pace and breadth of our CI efforts - accelerate our improvements as we deal with the economic crisis Position DTE to emerge from 2009 with strong future growth vehicles in place VALUE CREATION Successfully execute key regulatory proceedings to provide stability in 2009 and position DTE for growth REGULATORY STRATEGY 2009 Focus Emerge from year positioned to resume growth as economic conditions ease

11 Overview 2008 Results / 2009 Guidance Future Growth Opportunities

2008 Results 12 * Reconciliation to GAAP reported earnings included in the appendix DTE Energy 2008 operating earnings* of $2.90 vs. $2.82 in 2007 Proactive cost reductions enabled solid earnings results at Detroit Edison and MichCon Non-Utility businesses delivered $130 million in operating earnings* Operating metrics improved - e.g. MPSC complaints down 9% (down 28% over past 2 years) Safety at 1st quartile Fermi had best operational year ever Solid 2008 Results Strong Balance Sheet / Liquidity $1.3 billion adjusted cash from operations in 2008 $1.1 billion of available liquidity at year- end 2008 Maintained strong credit metrics

13 2008 Operating Earnings Variance Lower sales and higher uncollectible expense partially offset by O&M improvements and the expiration of the temporary rate reduction from the show cause settlement in April 2008 Drivers * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison MichCon Higher base gas sale and colder weather partially offset by lower storage margins and lower temperature normal sales Operating Earnings* (millions) FY 2007 FY 2008 Change Non-Utility Asset sales in 2007 and early 2008 enabled share repurchases (lower shares outstanding)

14 2009 Operating Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix 2009 Operating Earnings Guidance* (millions) 14 2009 Guidance Goal for 2009 is to preserve our financial strength and earnings level 2009 plan includes a 6% electric sales reduction (~3,000 GWh) vs. 2008 Steady Gas Midstream earnings growth continues with full-year of Millennium Pipeline and storage expansion Opportunities exist at Power & Industrial if steel industry rebounds Expect Energy Trading to continue to produce $40 - $45 million in annual operating earnings Assumptions

Electric Load Analysis Car and Truck Production (Million Units) 15 Rest of US Service Area Source: DTE Energy forecasts 1974 1980 2009F Residential -1.7 1.2 -1.4 Commercial -3.1 0.1 -4.7 Industrial -9.5 -18.4 -13.7 Total -5.1 -7.2 -5.7 Annual Load Loss 1974 1980 2009F 40% 34% 25% Industrial % of Total Load GWh Lost* Total Pre-tax Margin Lost ($MM) Residential 155 $15 Commercial 189 $13 Industrial 131 $5 Margin Loss per 1% Load Decline * Based on 2008 sales

Responding to Changes in Electric Load Guidance assumes 10-11 million unit auto sales Assumes additional plant shutdowns Automotive is only 5-6% of margin Chrysler is only 2.5% of load and 1% of margin Our customer mix has changed Industrial load down from 40% in 1974 to 25% today Guidance assumes 6% load loss following a 3% decline in 2008 -- most severe 2-year drop in our history Load loss offset by cost reductions and ability to self-implement new rates mid-year Given these assumptions, Detroit Edison is targeting a 10% ROE and expects to hit its balance sheet targets Post 2009, expect to return to authorized ROE 16

Detroit Edison 2009 Operating Earnings* * Reconciliation to GAAP reported earnings included in the appendix Assumptions ($ millions) 2008 Operating Earnings ($30) ($90) $331 2009 Guidance $355-385 Economy Mid-Year Rate Increase, O&M & Other $89-119 Dec 2008 Rate Increase Employee Benefits Sales reduction of ~3,000 GWh (6% year over year) $55 million ($83 million pre- tax) rate increase from the Dec. 2008 MPSC order Higher employee benefits - pension, OPEB - due to lower funded status 2009 rate case self- implementation, O&M reductions driven by continuous improvement initiatives, and other $55 9.6% ROE 10.0% ROE 17

18 MichCon 2009 Assumptions To offset declining margins and expand working storage capacity: MichCon's first base gas settlement allowed for us to sell gas over 2007-2009 This required a moratorium on base rate increases until January 1, 2010 Pending approval from the MPSC, a second base gas settlement will enable us to sell additional gas in 2009 Current plans are to file a new rate case and self implement rates in January 2010, as allowed by Michigan's new file and implement regulation In response to higher costs and the rate increase moratorium, MichCon is intensely focused on cost reductions Post 2009, MichCon is expected to return to its authorized 11% ROE

19 Assumptions ($ millions) MichCon 2009 Operating Earnings* 2008 Operating Earnings Depreciation & Interest Base Gas Sale Revenue Employee Benefits O&M & Other $7-17 ($11) ($7) $89 $70 - 80 ($8) Constructive base gas settlement offsets declining margins Increased pension expense due to reduced funded status Remaining base gas sales are lower in 2009 than 2008 Increased depreciation expense due to higher asset base Reduction in O&M due to intense focus on continuous improvement initiatives Plan to file new case mid-year and self implement rates in January 2010 2009 Guidance * Reconciliation to GAAP reported earnings included in the appendix 10.1% ROE 9.2% ROE

20 2009 Capital & Cash Flow Guidance Capital Summary ($ millions) * Reconciliation to GAAP reported cash flow included in the appendix Cash Flow Summary ($ billions) Plan to issue $60 - $80 million of equity in 2009 to fund Dividend Reinvestment and employee benefit programs *

DTE Energy - Liquidity Summary Over $1 billion of liquidity available at end of 2008 Expect to pay down drawn credit lines by the end of February 2009 Only one significant debt maturity of $200 million in 2009 Approximately half ($975 million) of our credit facilities expire in October 2009; expect renewal 21 As of 12/31/08 Available Liquidity ($ millions) * Excludes $185 million of bilateral bank loans

22 Overview 2008 Results / 2009 Guidance Future Growth Opportunities

23 Future Growth Opportunities Utility growth heavily driven by mandated environmental and renewable investment New and existing state and federal regulations drive environmental investments State legislation calls for significant investment in renewable power and energy optimization More substantial investment in non-utility projects following economic crisis Focus on projects that generate a premium return and create long-term value for DTE's shareholders Continue to apply utility knowledge and experience to diversify our geography, earnings and cash flows DTE Energy Business Mix New Utility and Non-Utility Investments Will Support DTE Energy's 5-6% Long-Term EPS Growth Rate * Excludes Corp. & Other, reconciliation to GAAP included in the appendix

Environmental Investment Outlook Mandatory Environmental Capital Spend to Comply with New and Existing Legislation Will Be Significant 24 1st Qtr FGD 700 SCR 250 ACI 240 Cooling 100 Active Carbon Injection (ACI) and Fabric Filters Flue Gas Desulfurization (scrubbers) Selective Catalytic Reduction (SCR) Cooling towers / other 2009 - 2013 Investment Outlook Over $1B Over $1 billion of state and federally mandated environmental investments during the next 5 years Historical full recovery of environmental investment Strong commitment to shape emerging state and federal environmental policy Near-term investment summary: Scrubbers for Monroe units 3&4 will be completed in 2009 Scrubbers for Monroe units 1&2 begin in 2009 and SCR for unit 2 to begin in 2010 ACI expected to begin 2012

25 Potential Renewable Profile (MW) 160 210 290 375 500 710 775 Potential Detroit Edison Renewable Capex Levelized customer surcharge beginning fall 2009 Transparent cost to customers Fixed monthly payment (~$3/month per residential customer) for 20 years Revenues in early years higher than under traditional rate making, helping to pre-fund early construction and avoid regulatory lag Reduction in renewable target if surcharge does not cover cost or if other constraints prevent compliance Energy Optimization programs provide additional growth opportunities Investments with an economic life greater than one year will be capitalized Targeted annual savings by 2012 1% of Detroit Edison sales 0.75% of MichCon sales Detroit Edison Renewable Program ($ millions, cumulative) Includes Deco build and 3rd party owned Renewable MW

26 Non-Utility Growth Opportunities Power & Industrial Projects Gas Midstream Unconventional Gas Production Transport and Store Natural Gas Own and Operate Energy-Related Assets Western Barnett Shale Gas Production in Texas Industrial /Utility Solid Fuels On-Site Energy Services Renewable Energy Future growth tied to: New projects coming on-line Renewable opportunities Volume/price improvements when steel industry rebounds 89 Bcf natural gas storage 538 miles of pipeline in-service Strong track record of earnings growth Expansion of existing projects drives future growth: Vector Pipeline Millennium Pipeline Storage Assets 60,000 net acres 156 gross producing wells 432 Bcfe reserves Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets

DTE Energy: A Focused, Integrated Energy Strategy Achieve strong results in a challenging economic environment Michigan legislation provides key new tools to enable DTE to address weak economy Two new utility growth platforms - RPS and EO - have dedicated funding mechanisms 2009 plans are based on realistic assumptions. Our goal is to: Preserve solid earnings Keep cash flow and balance sheet metrics strong Position DTE to resume growth as economic conditions ease Our dividend is $2.12 per share, is well supported, and provides an attractive yield at current prices 27 Execute strong regulated growth plan Execute value-focused non-utility plan Continue to pay an attractive dividend

28 Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

30 Detroit Edison Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 2007 Operating Earnings ($26) ($65) $340 2008 Operating Earnings $20 Sales $27 ($ millions) Detroit Edison Operating Earnings Variance* Drivers Information System Costs O&M/Other $331 Temperature-normalized sales volumes down 3% year-over-year driven by economy Expiration of temporary rate reduction and lower Choice volumes were partially offset by milder weather and a PSCR reconciliation in 2007 Elimination of information system startup costs in 2008 Higher uncollectible expense Other O&M improvements primarily driven by cost reduction efforts Other Margin $35 Choice $36 Rate Reduction Expiration $30 Weather ($24) 2007 PSCR Reconciliation ($22) Other $7 Uncollectible Exp 10.6% ROE 9.6% ROE

Detroit Edison Sales Volumes 31

32 MichCon Variance Analysis Colder weather in 2008 Lower temperature normalized sales Lower storage rates Elimination of information system startup costs in 2008 Base gas sale of 2.9 Bcf in 2008 compared with 0.7 Bcf sale in 2007 Higher uncollectible expense net of tracking mechanism ($ millions) MichCon Operating Earnings Variance* Drivers $82 $12 ($7) 2008 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix Weather ($13) Sales Volume Storage Margins Base Gas Sale Uncollectible Exp Other $10 $8 ($4) $1 $89 2007 Operating Earnings Information System Costs 10.7% ROE 10.1% ROE

DTE Energy Trading Reconciliation of 2008 Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. ($ millions) 2008 Economic Net Income EITF 02-3** 2008 Operating Earnings* $43 $39 $82 Economic net income equals economic gross margin*** minus O&M expenses and taxes DTE Energy management uses Economic Net Income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs 33 Energy Trading Operating Earnings* Realized Unrealized O&M / Other 2007 2008 $78 $63 32 41 (66) (52) ($ millions, after-tax) $53 $43

34 Detroit Edison Rate Case Filing Detroit Edison's Estimated Revenue Deficiency Key Elements Anticipate self implementing some portion of rate request on or after July 26, 2009 Rate request primarily driven by economic pressures impacting sales, uncollectible expense and pension costs Includes proposal for decoupling revenue from sales volumes Requesting 11.5% ROE vs. current 11% ROE Requesting an uncollectible tracking mechanism similar to MichCon's July 2009 through June 2010 forward-looking test year $378 $41 $31 $14 $15 $30 $83 $164 Total Revenue Deficiency Other O&M Rate Base Capital Structure Inflation Uncollectible Exp Benefit Costs Sales Reduction

35 Requires up to 10% of retail sales to come from renewable sources by 2015, with interim targets in prior years designed to "close the gap" New capacity requirements of 300 MWs by 2012; 600 MWs by 2015 Qualified technologies include: wind, solar, biomass, hydro, some co-generation applications Must be Michigan based Allows 50% of new renewable sources to be utility built Remainder to be sourced through competitive bids Limits on rate impacts are implemented through "cost caps", which are structured to level cost recovery over 20 years "Off ramp" provisions allow extensions or reductions in targets if costs are excessive or other constraints prevent compliance Key Provisions of the Michigan RPS Legislation Targets Compliance Options Ownership Cost Caps 35

36 Key Provisions for EO Legislation in Michigan Compliance Options Targets Funding Includes energy efficiency, conservation, and demand response (electric) Providers (utilities) can operate compliance programs or fund a state program Legislation limits annual spending via a customer surcharge Funds received from a customer class must be spent on that class All classes will contribute toward low income residential programs Earnings Requires Detroit Edison programs to ramp to 1% annual savings by 2012 Requires MichCon programs to ramp to 0.75% savings by 2012 Up to 2/3 of total spend can be capitalized, generating earnings at allowed ROE Detroit Edison and MichCon each can earn incentives of up to 15% of total annual spend by exceeding reduction targets MichCon may decouple revenues from volumetric sales if EO spend is at least 0.5% of revenue

Past Success at Developing and Selling Unconventional Gas Assets for Premium Returns 2007 2008 change Reserves (Bcfe) 336 432 +29% Proved 144 167 +16% Probable 192 265 +38% Gross Producing Wells 120 156 +30% Net Production Rate (Mmcfe/day) 10 16 +60% Future DTE's unconventional gas business has been successful Sold Michigan Antrim properties for $1.3 billion Sold a portion of Barnett properties for $260 million (100%+ IRR) Develop existing properties to create maximum value Plan to monetize properties at right time in development cycle and in favorable commodity markets Past Success Current Progress Development of western Barnett assets is progressing 37 Invest ~$25 million Drill 15 - 25 wells Produce 5 - 6 Bcfe net 2009 Plan

38 Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

39 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2008 Reported to Operating Earnings per Share

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 40

Reconciliation of 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 41

42 Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2009 guidance for operating earnings. It is likely that certain items that impact the company's 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2009 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

43 Reconciliation of Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.